UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2021 (May 17, 2021)

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Teladoc Health, Inc. (the “Company”) was held on May 17, 2021. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the three proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2022 Annual Meeting of Stockholders of the Company and until their respective successors have been duly elected and qualified. The voting results for each director nominee are set forth below.

Name	For	Against	Abstentions	Broker Non-Votes
Christopher Bischoff	82,825,350	500,929	234,103	32,668,574
Karen L. Daniel	83,240,619	113,317	206,446	32,668,574
Sandra L. Fenwick	83,135,410	218,261	206,711	32,668,574
William H. Frist, M.D.	71,920,397	11,433,694	206,291	32,668,574
Jason Gorevic	82,962,568	367,713	230,101	32,668,574
Catherine A. Jacobson	83,243,444	114,604	202,334	32,668,574
Thomas G. McKinley	76,098,033	7,221,841	240,508	32,668,574
Kenneth H. Paulus	82,000,283	1,327,335	232,764	32,668,574
David Shedlarz	82,901,755	423,433	235,194	32,668,574
Mark Douglas Smith, M.D.	83,016,872	333,621	209,889	32,668,574
David B. Snow, Jr.	82,285,515	1,043,542	231,325	32,668,574

Proposal 2 — Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
72,534,520	10,671,743	354,119	32,668,574

Proposal 3 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
115,073,626	389,957	765,373	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary